AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2021	2020
ASSETS
Cash and due from banks	$715,624	$1,756,477
Cash segregated for regulatory purposes	322,153	194,042
Total cash, cash equivalents, cash segregated	1,037,777	1,950,519
Securities:
Trading	1,983	105
Available-for-sale	187,335	187,627
Stock of regulatory agencies	19,995	20,610
Loans held for sale, carried at fair value	29,768	51,995
Loans held for sale, lower of cost or fair value	12,294	44,565
Loans—net of allowance for credit losses of $133.0 million as of June 2021 and $75.8 million as of June 2020	11,414,814	10,631,349
Mortgage servicing rights, carried at fair value	17,911	10,675
Other real estate owned and repossessed vehicles	6,782	6,408
Securities borrowed	619,088	222,368
Customer, broker-dealer and clearing receivables	369,815	220,266
Goodwill and other intangible assets—net	115,972	125,389
Other assets	432,031	380,024
TOTAL ASSETS	$14,265,565	$13,851,900

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$2,474,424	$1,936,661
Interest bearing	8,341,373	9,400,033
Total deposits	10,815,797	11,336,694
Advances from the Federal Home Loan Bank	353,500	242,500
Borrowings, subordinated notes and debentures	221,358	235,789
Securities loaned	728,988	255,945
Customer, broker-dealer and clearing payables	535,425	347,614
Accounts payable and accrued liabilities and other liabilities	209,561	202,512
Total liabilities	12,864,629	12,621,054
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A—$10,000 stated value and liquidation preference per share; 0 shares issued and outstanding as of June 2021 and 515 shares issued and outstanding as of June 2020	—	5,063
Common stock—$0.01 par value; 150,000,000 shares authorized, 68,069,321 shares issued and 59,317,944 shares outstanding as of June 2021, 67,323,053 shares issued and 59,612,635 shares outstanding as of June 2020	681	673
Additional paid-in capital	432,550	411,873
Accumulated other comprehensive income (loss)—net of tax	2,507	(937)
Retained earnings	1,187,728	1,009,299
Treasury stock, at cost; 8,751,377 shares as of June 2021 and 7,710,418 shares as of June 2020	(222,530)	(195,125)
Total stockholders’ equity	1,400,936	1,230,846
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$14,265,565	$13,851,900

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2021	2020
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$147,965	$137,194
Securities borrowed and customer receivables	6,270	3,560
Investments	2,686	3,389
Total interest and dividend income	156,921	144,143
INTEREST EXPENSE:
Deposits	10,846	23,942
Advances from the Federal Home Loan Bank	982	1,777
Securities loaned	664	115
Other borrowings	2,775	1,037
Total interest expense	15,267	26,871
Net interest income	141,654	117,272
Provision for credit losses	1,250	6,500
Net interest income, after provision for credit losses	140,404	110,772
NON-INTEREST INCOME:
Prepayment penalty fee income	2,877	1,169
Gain on sale - other	(213)	517
Mortgage banking income	2,895	12,673
Broker-dealer fee income	6,386	5,670
Banking and service fees	4,856	8,673
Total non-interest income	16,801	28,702
NON-INTEREST EXPENSE:
Salaries and related costs	37,209	37,409
Data processing	12,947	8,887
Depreciation and amortization	6,211	6,982
Professional services	4,901	3,163
Advertising and promotional	3,612	2,803
Occupancy and equipment	4,163	3,180
Broker-dealer clearing charges	3,166	2,162
FDIC and regulatory fees	2,203	2,395
General and administrative expense	7,448	4,563
Total non-interest expense	81,860	71,544
INCOME BEFORE INCOME TAXES	75,345	67,930
INCOME TAXES	21,090	22,630
NET INCOME	$54,255	$45,300
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$54,255	$45,223
COMPREHENSIVE INCOME	$54,469	$47,089
Basic earnings per share	$0.92	$0.76
Diluted earnings per share	$0.90	$0.75

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2021	2020	2019
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$584,410	$582,748	$525,317
Securities borrowed and customer receivables	20,466	16,585	8,746
Investments	12,987	23,506	30,824
Total interest and dividend income	617,863	622,839	564,887
INTEREST EXPENSE:
Deposits	60,529	126,916	117,080
Advances from the Federal Home Loan Bank	4,672	11,988	32,834
Securities loaned	1,496	679	748
Other borrowings	12,424	5,645	5,620
Total interest expense	79,121	145,228	156,282
Net interest income	538,742	477,611	408,605
Provision for credit losses	23,750	42,200	27,350
Net interest income, after provision for credit losses	514,992	435,411	381,255
NON-INTEREST INCOME:
Realized gain (loss) on sale of securities	—	—	709
Other-than-temporary loss on securities:
Other-than-temporary loss on securities:	—	—	(1,666)
Less: Portion of other temporary impairment losses recognized in OCI	—	—	845
Change to net impairment losses recognized in earnings on securities	—	—	(821)
Total unrealized loss on securities	—	—	(821)
Prepayment penalty fee income	7,166	5,993	5,851
Gain on sale - other	491	6,871	6,160
Mortgage banking income	42,150	20,646	5,267
Broker-dealer fee income	26,317	23,210	11,737
Banking and service fees	29,137	46,267	53,854
Total non-interest income	105,261	102,987	82,757
NON-INTEREST EXPENSE:
Salaries and related costs	152,576	144,341	127,433
Data processing	40,719	30,671	24,150
Depreciation and amortization	24,124	24,443	16,471
Professional services	22,241	11,095	11,916
Advertising and promotional	14,212	14,523	14,710
Occupancy and equipment	13,402	12,059	8,571
Broker-dealer clearing charges	11,152	8,210	2,822
FDIC and regulatory fees	10,603	5,538	9,005
General and administrative expense	25,481	24,886	36,128
Total non-interest expense	314,510	275,766	251,206
INCOME BEFORE INCOME TAXES	305,743	262,632	212,806
INCOME TAXES	90,036	79,194	57,675
NET INCOME	$215,707	$183,438	$155,131
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$215,518	$183,129	$154,822
COMPREHENSIVE INCOME	$219,151	$182,485	$155,760
Basic earnings per share	$3.64	$3.01	$2.50
Diluted earnings per share	$3.56	$2.98	$2.48

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2021	2020	2019
NET INCOME	$215,707	$183,438	$155,131
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $1,495, $(381), and $562 for the years ended June 30, 2021, 2020 and 2019, respectively.	3,444	(953)	1,741
Other-than-temporary impairment on securities sold, reclassified in other comprehensive income, net of tax expense (benefit) of $0, $0, and $(251) for the years ended June 30, 2021, 2020 and 2019, respectively.	—	—	(594)
Reclassification of net (gain) loss from available-for-sale securities included in income, net of tax expense (benefit) of $0, $0, and $191 for the years ended June 30, 2021, 2020 and 2019, respectively.	—	—	(518)
Other comprehensive income (loss)	$3,444	$(953)	$629
Comprehensive income	$219,151	$182,485	$155,760

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2018	515	$5,063	65,796,060	(3,107,996)	62,688,064	$658	$366,515	$671,348	$(613)	$(82,458)	$960,513
Net income	—	—	—	—	—	—	—	155,131	—	—	155,131
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	629	—	629
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Purchase of treasury stock	—	—	—	(2,009,352)	(2,009,352)	—	—	—	—	(56,437)	(56,437)
Stock-based compensation expense and restricted stock unit vesting	—	—	767,862	(317,757)	450,105	8	23,430	—	—	(9,915)	13,523
Balance as of June 30, 2019	515	$5,063	66,563,922	(5,435,105)	61,128,817	$666	$389,945	$826,170	$16	$(148,810)	$1,073,050
Net income	—	—	—	—	—	—	—	183,438	—	—	183,438
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	(953)	—	(953)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Purchase of treasury stock	—	—	—	(1,970,464)	(1,970,464)	—	—	—	—	(38,858)	(38,858)
Stock-based compensation expense and restricted stock unit vesting	—	—	759,131	(304,849)	454,282	7	21,928	—	—	(7,457)	14,478
Balance as of June 30, 2020	515	$5,063	67,323,053	(7,710,418)	59,612,635	$673	$411,873	$1,009,299	$(937)	$(195,125)	$1,230,846
Cumulative effect of change in accounting principle net of tax, adoption of ASU No. 2016-13	—	—	—	—	—	—	—	(37,088)	—	—	(37,088)
Net income	—	—	—	—	—	—	—	215,707	—	—	215,707
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	3,444	—	3,444
Cash dividends on preferred stock	—	—	—	—	—	—	—	(103)	—	—	(103)
Preferred stock - Series A redemption	(515)	(5,063)	—	—	—	—	—	(87)	—	—	(5,150)
Purchase of treasury stock	—	—	—	(753,597)	(753,597)	—	—	—	—	(16,757)	(16,757)
Stock-based compensation expense and restricted stock unit vesting	—	—	746,268	(287,362)	458,906	8	20,677	—	—	(10,648)	10,037
Balance as of June 30, 2021	—	$—	68,069,321	(8,751,377)	59,317,944	$681	$432,550	$1,187,728	$2,507	$(222,530)	$1,400,936

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
	Year Ended June 30,
(Dollars in thousands)	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$215,707	$183,438	$155,131
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion and amortization on securities, net	(365)	291	(264)
Net accretion of discounts on loans	(7,050)	(35,493)	(30,176)
Amortization of borrowing costs	1,569	208	208
Amortization of operating lease right of use asset	10,598	10,543	—
Stock-based compensation expense	20,685	21,935	23,439
Trading activity, (net)	(1,878)	1,217	—
Net (gain) loss on sale of investment securities	—	—	(709)
Impairment charge on securities	—	—	821
Provision for credit losses	23,750	42,200	27,350
Broker-dealer reserve for bad debt	—	—	15,298
Deferred income taxes	(8,828)	(6,551)	(8,686)
Origination of loans held for sale	(1,608,700)	(1,601,579)	(1,471,906)
Unrealized (gain) loss on loans held for sale	1,469	(1,360)	(252)
Gain on sales of loans held for sale	(42,641)	(27,517)	(11,427)
Proceeds from sale of loans held for sale	1,671,515	1,614,379	1,481,911
Amortization and change in fair value of mortgage servicing rights	6,319	5,806	3,362
(Gain) loss on sale of other real estate and foreclosed assets	(201)	(449)	(283)
Depreciation and amortization	24,124	24,443	16,471
Net changes in assets and liabilities which provide (use) cash:
Securities borrowed	(396,720)	(77,662)	13,192
Customer, broker-dealer and clearing receivables	(149,549)	(17,074)	13,684
Other assets	(7,259)	(36,979)	(27,564)
Securities loaned	473,043	57,589	(4,685)
Customer, broker-dealer and clearing payables	187,811	109,010	(1,506)
Accounts payable and other liabilities	(817)	17,723	11,012
Net cash provided by operating activities	$412,582	$284,118	$204,421
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(122,338)	(304,930)	(146,886)
Proceeds from sales of securities	3,600	—	15,863
Proceeds from repayment of securities	71,067	325,704	93,779
Purchase of stock of regulatory agencies	(305)	(55,870)	(204,206)
Proceeds from redemption of stock of regulatory agencies	920	55,536	203,611
Origination of loans held for investment	(5,761,303)	(6,573,568)	(6,756,832)
Proceeds from sale of loans and leases held for investment	80,049	37,300	119,881
Mortgage warehouse loans activity, net	(139,806)	(172,319)	(126,491)
Proceeds from sales of other real estate owned and repossessed assets	1,586	2,241	2,202
Cash paid for deposit acquisition	—	—	(14,747)
Acquisition of business activity, net of cash paid	—	—	67,343
Purchases of loans, net of discounts and premiums	(3,619)	—	(11,525)
Principal repayments on loans	5,013,817	5,349,800	5,846,349
Purchases of furniture, equipment, software and intangibles	(10,437)	(12,333)	(20,082)
Net cash used in investing activities	$(866,769)	$(1,348,439)	$(931,741)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in deposits	(520,897)	2,353,521	997,823
Proceeds from the Federal Home Loan Bank term advances	—	65,000	—
Repayments of the Federal Home Loan Bank term advances	(70,000)	(55,000)	(147,500)
Net (repayment) proceeds of Federal Home Loan Bank other advances	181,000	(226,000)	149,000
Redemption of subordinated notes	(51,000)	—	—
Repayment of Paycheck Protection Program Liquidity Facility advances	(151,952)	—	—
Proceeds from Paycheck Protection Program Liquidity Facility advances	—	151,952	—
Net (repayment) proceeds of other borrowings	14,700	(85,300)	21,700
Tax payments related to settlement of restricted stock units	(10,648)	(7,457)	(9,916)
Repurchase of treasury stock	(16,757)	(38,858)	(56,437)
Redemption of preferred stock, Series A	(5,150)	—	—
Cash dividends paid on preferred stock	(103)	(386)	(232)
Payment of debt issuance costs	(2,748)	—	—
Proceeds from issuance of subordinated notes	175,000	—	7,400
Net cash provided by financing activities	$(458,555)	$2,157,472	$961,838
NET CHANGE IN CASH AND CASH EQUIVALENTS	(912,742)	1,093,151	234,518
CASH AND CASH EQUIVALENTS—Beginning of year	1,950,519	857,368	622,850
CASH AND CASH EQUIVALENTS—End of year	$1,037,777	$1,950,519	$857,368
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on interest-bearing liabilities	$77,995	$145,452	$152,756
Income taxes paid	92,506	80,430	64,117
Transfers to other real estate and repossessed vehicles	1,903	1,315	850
Transfers from loans and leases held for investment to loans held for sale	71,136	141,849	106,911
Transfers from loans held for sale to loans and leases held for investment	29,616	—	1,714
Securities transferred from available-for-sale portfolio to other assets	70,751	17,482	—
Loans held for investment sold, cash not received	—	61,029	—
Operating lease liabilities for obtaining right of use assets	—	82,950	—
Preferred stock dividends declared but not paid	—	—	77
Impact of adoption of ASU No. 2016-13 on retained earnings	37,088	—	—

LOANS & ALLOWANCE FOR CREDIT LOSSES
The following table sets forth the composition of the loan portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2021	June 30, 2020
Single Family - Mortgage & Warehouse	$4,359,472	$4,722,304
Multifamily and Commercial Mortgage	2,470,454	2,263,054
Commercial Real Estate	3,180,453	2,297,920
Commercial & Industrial - Non-RE	1,123,869	885,320
Auto & Consumer	362,180	341,365
Other	58,316	193,479
Total gross loans	11,554,744	10,703,442
Allowance for credit losses - loans	(132,958)	(75,807)
Unaccreted premiums (discounts) and loan and lease fees	(6,972)	3,714
Total net loans	$11,414,814	$10,631,349

SECURITIES
The amortized cost, carrying amount and fair value for the trading and available for sale securities at June 30, 2021 and June 30, 2020 were:

	June 30, 2021
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
U.S agencies[1]	$—	$23,639	$420	$(146)	$23,913
Non-agency[2]	—	65,174	2,862	(421)	67,615
Total mortgage-backed securities	—	88,813	3,282	(567)	91,528
Non-MBS:
U.S. agencies[1]	—	—	—	—	—
Municipal	1,983	3,466	99	—	3,565
Asset-backed securities and structured notes	—	90,549	1,693	—	92,242
Total other debt securities	1,983	94,015	1,792	—	95,807
Total debt securities	$1,983	$182,828	$5,074	$(567)	$187,335

	June 30, 2020
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
U.S agencies[1]	$—	$16,192	$634	$—	$16,826
Non-agency[2]	—	18,180	1,024	(872)	18,332
Total mortgage-backed securities	—	34,372	1,658	(872)	35,158
Non-MBS:
U.S. agencies[1]	—	1,799	—	—	1,799
Municipal	105	10,550	44	(194)	10,400
Asset-backed securities and structured notes	—	141,338	1	(1,069)	140,270
Total other debt securities	105	153,687	45	(1,263)	152,469
Total debt securities	$105	$188,059	$1,703	$(2,135)	$187,627
1 Includes securities guaranteed by Ginnie Mae, a U.S. government agency, and the government sponsored enterprises Fannie Mae and Freddie Mac.
2 Private sponsors of securities collateralized primarily by first - lien mortgage loans on commercial properties or by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2021		June 30, 2020
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$2,474,424	—%	$1,936,661	—%
Interest bearing:
Demand	3,369,845	0.15%	3,456,127	0.37%
Savings	3,458,687	0.21%	3,697,188	0.78%
Total interest-bearing demand and savings	6,828,532	0.18%	7,153,315	0.58%
Time deposits:
$250 and under	1,070,139	1.30%	1,584,034	2.12%
Greater than $250	442,702	1.03%	662,684	1.39%
Total time deposits	1,512,841	1.22%	2,246,718	1.91%
Total interest bearing[2]	8,341,373	0.37%	9,400,033	0.90%
Total deposits	$10,815,797	0.29%	$11,336,694	0.75%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $621.4 million and $1,318.0 million as of June 30, 2021 and June 30, 2020, respectively, of which $380.0 million and $603.6 million, respectively, are time deposits classified as $250 and under.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
	2021	2020	2019	2018	2017
Non-interest-bearing, prepaid and other	36,726	3,361,965	3,743,334	3,535,904	3,113,128
Checking and savings accounts	336,068	310,463	311,067	270,082	274,962
Time deposits	12,815	18,450	23,447	2,309	2,748
Total number of deposit accounts	385,609	3,690,878	4,077,848	3,808,295	3,390,838

Our non-interest bearing, prepaid and other accounts contained two omnibus accounts that when condensed for regulatory reporting purposes result in 27,108 accounts, 16,706 accounts, 7,370 accounts, and 5,636 accounts for the years ended June 30, 2020, 2019, 2018, and 2017, respectively. The two omnibus accounts represented $351.9 million, $446.5 million, $402.9 million, and $366.8 million at June 30, 2020, 2019, 2018, and 2017, respectively. The decrease in the number of accounts is the result of the termination of our third-party prepaid card relationships, such as H&R Block, due to the reduction of our interchange fees effective July 1, 2020 as a result of the Durbin Amendment. See the Regulation of Banking Business in our Form 10-K for the year ended June 30, 2020 for additional information.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2021			2020
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans[3,4]	$11,485,248	$147,965	5.15%	$10,570,886	$137,194	5.19%
Interest-earning deposits in other financial institutions	1,930,140	703	0.15%	930,622	365	0.16%
Securities[4]	158,221	1,376	3.48%	231,396	2,858	4.94%
Securities borrowed and margin lending	864,702	6,270	2.90%	297,163	3,560	4.79%
Stock of the regulatory agencies	20,520	607	11.83%	28,719	166	2.31%
Total interest-earning assets	14,458,831	156,921	4.34%	12,058,786	144,143	4.78%
Non-interest-earning assets	438,287			411,004
Total assets	$14,897,118			$12,469,790
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$7,441,814	$5,118	0.28%	$5,092,648	$10,222	0.80%
Time deposits	1,632,525	5,728	1.40%	2,446,915	13,720	2.24%
Securities loaned	412,385	664	0.64%	153,573	115	0.30%
Advances from the FHLB	171,808	982	2.29%	807,680	1,777	0.88%
Borrowings, subordinated notes and debentures	274,664	2,775	4.04%	83,228	1,037	4.98%
Total interest-bearing liabilities	9,933,196	15,267	0.61%	8,584,044	26,871	1.25%
Non-interest-bearing demand deposits	2,586,766			2,139,803
Other non-interest-bearing liabilities	981,989			510,889
Stockholders’ equity	1,395,167			1,235,054
Total liabilities and stockholders’ equity	$14,897,118			$12,469,790
Net interest income		$141,654			$117,272
Interest rate spread[5]			3.73%			3.53%
Net interest margin[6]			3.92%			3.89%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans include average balances of $26.9 million and $27.7 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2021 and 2020 three-month periods respectively.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2021			2020			2019
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$11,332,020	$584,410	5.16%	$10,149,867	$582,748	5.74%	$8,974,820	$525,317	5.85%
Interest-earning deposits in other financial institutions	1,600,811	2,185	0.14%	833,612	10,906	1.31%	631,228	13,495	2.14%
Securities[3]	192,420	9,560	4.97%	217,598	11,061	5.08%	210,189	13,943	6.63%
Securities borrowed and margin lending	613,735	20,466	3.33%	362,063	16,585	4.58%	173,829	8,746	5.03%
Stock of the regulatory agencies	20,588	1,242	6.03%	28,776	1,539	5.35%	41,078	3,386	8.24%
Total interest-earning assets	13,759,574	617,863	4.49%	11,591,916	622,839	5.37%	10,031,144	564,887	5.63%
Non-interest-earning assets	394,085			395,789			234,993
Total assets	$14,153,659			$11,987,705			$10,266,137
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$7,204,698	$29,031	0.40%	$4,844,700	$66,883	1.38%	$3,906,833	$61,391	1.57%
Time deposits	1,825,795	31,498	1.73%	2,482,151	60,033	2.42%	2,322,039	55,689	2.40%
Securities loaned	412,385	1,496	0.36%	247,420	679	0.27%	221,469	748	0.34%
Advances from the FHLB	211,077	4,672	2.21%	747,358	11,988	1.60%	1,397,460	32,834	2.35%
Borrowings, subordinated notes and debentures	340,699	12,424	3.65%	103,652	5,645	5.45%	104,287	5,620	5.39%
Total interest-bearing liabilities	9,994,654	79,121	0.79%	8,425,281	145,228	1.72%	7,952,088	156,282	1.97%
Non-interest-bearing demand deposits	2,182,009			1,990,005			1,227,285
Other non-interest-bearing liabilities	671,581			397,506			76,651
Stockholders’ equity	1,305,415			1,174,913			1,010,113
Total liabilities and stockholders’ equity	$14,153,659			$11,987,705			$10,266,137
Net interest income		$538,742			$477,611			$408,605
Interest rate spread[4]			3.70%			3.65%			3.66%
Net interest margin[5]			3.92%			4.12%			4.07%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans include average balances of $27.2 million, $28.0 million, and $28.7 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2021 2020, and 2019 fiscal years respectively.
4 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
5 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
BANKING BUSINESS
The following table presents our Banking segment’s information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months ended June 30, 2021 and 2020:

	For the Three Months Ended
	June 30,
	2021			2020
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans[3,4]	$11,444,379	$147,235	5.15%	$10,516,828	$136,532	5.19%
Interest-earning deposits in other financial institutions	1,579,835	413	0.10%	763,989	192	0.10%
Securities[4]	182,874	1,505	3.29%	269,288	3,137	4.66%
Stock of the regulatory agencies	17,250	301	6.98%	25,474	165	2.59%
Total interest-earning assets	13,224,338	149,454	4.52%	11,575,579	140,026	4.84%
Non-interest-earning assets	217,543			185,795
Total assets	$13,441,881			$11,761,374
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$7,553,737	$5,213	0.28%	$5,108,866	$10,254	0.80%
Time deposits	1,632,525	5,728	1.40%	2,446,915	13,720	2.24%
Advances from the FHLB	171,808	982	2.29%	807,680	1,777	0.88%
Borrowings, subordinated notes and debentures	44,983	40	0.36%	12,416	11	0.35%
Total interest-bearing liabilities	9,403,053	11,963	0.51%	8,375,877	25,762	1.23%
Non-interest-bearing demand deposits	2,629,016			2,148,671
Other non-interest-bearing liabilities	104,885			98,020
Stockholders’ equity	1,304,927			1,138,806
Total liabilities and stockholders’ equity	$13,441,881			$11,761,374
Net interest income		$137,491			$114,264
Interest rate spread[5]			4.01%			3.61%
Net interest margin[6]			4.16%			3.95%
1. Average balances are obtained from daily data.
2. Annualized.
3. Loans include loans held for sale, loan premiums and unearned fees.
4. Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans include average balances of $26.9 million and $27.7 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2021 and 2020 three-month periods respectively.
5. Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6. Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

SECURITIES BUSINESS
Selected information concerning Axos Clearing LLC follows as of and for the three months ended:

(Dollars in thousands)	June 30, 2021	June 30, 2020
Compensation as a % of net revenue	32.4%	39.2%
FDIC insured program balances at banks (end of period)	$730,248	$450,251
Customer margin balances (end of period)	$327,148	$206,702
Customer funds on deposit, including short credits (end of period)	$322,153	$194,042

Clearing:
Total tickets	2,053,362	1,228,635
Correspondents (end of period)	69	61

Securities lending:
Interest-earning assets – stock borrowed (end of period)	$619,088	$222,368
Interest-bearing liabilities – stock loaned (end of period)	$728,988	$255,945